Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                             Case No. 03-12636 (MFW)
       -------------------                                      ----------------
                                              Reporting Period: October 2003
                                                                ----------------


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------
                                                                                               Document     Explanation
Required Documents                                                         Form No.            Attached       Attached
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1               Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)       Yes
     Copies of bank statements                                                                 N/A
     Cash disbursements journals                                                               N/A
Statement of Operations                                                    MOR-2               Yes
Balance Sheet                                                              MOR-3               Yes
Status of Postpetition Taxes                                               MOR-4               N/A
     Copies of IRS Form 6123 or payment receipt                                                N/A
     Copies of tax returns filed during reporting period                                       N/A
Summary of Unpaid Postpetition Debts                                       MOR-4               Yes
     Listing of aged accounts payable                                                          Yes
Accounts Receivable Reconciliation and Aging                               MOR-5               Yes
Debtor Questionnaire                                                       MOR-5               Yes
-----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                     November 20, 2003
--------------------------------------                -----------------
Signature of Debtor                                   Date


/s/ Alan L. Hunte                                     November 20, 2003
--------------------------------------                -----------------
Signature of Joint Debtor                             Date


/s/ Alan L. Hunte                                     November 20, 2003
--------------------------------------                -----------------
Signature of Authorized Individual*                   Date


Alan L. Hunte                                         November 20, 2003
--------------------------------------                -----------------
Printed Name of Authorized Individual*                Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Trenwick Group Ltd                                Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements                Rep Per  October 2003

                                                 Bank Accounts
                                Operating           Payroll          Tax        Other
                             ---------------------------------------------------------
  Cash - Beg of Month          124,025.61                --           NA            NA
                             ---------------------------------------------------------

       Receipts:
      Cash Sales                       --                --           --            --
     Accounts Rec                      --                --           --            --
   Loans & Advances                    --                --           --            --
    Sale of Assets                     --                --           --            --
         Other                     395.33                --           --            --
       Transfers                       --                --           --            --
                             ---------------------------------------------------------

    Total Receipts                 395.33                                           --
                             ---------------------------------------------------------

    Disbursements:
      Net Payroll                      --                --           --            --
     Payroll Taxes                     --                --           --            --
Sales, Use, & Other Tax                --                --           --            --
  Inventory Purchases                  --                --           --            --
 Secured Rental/Leases                 --                --           --            --
       Insurance                       --                --           --            --
    Administrative                     --                --           --            --
        Selling                        --                --           --            --
         Other                         --                --           --            --
 Transfers to P/R Acct                 --                --           --            --
   Professional Fees                   --                --           --            --
      Court Costs                      --                --           --            --
                             ---------------------------------------------------------

  Total Disbursement:                  --                --           --            --
                             ---------------------------------------------------------

    Net Cash Flow:                 395.33                --           --            --
                             ---------------------------------------------------------

  Cash: End of Month           124,420.94                --           --            --
                             =========================================================

Trenwick Group Ltd
Bank Reconciliations
October 2003

The following Chase Accounts have been reconciled

     Operating:

     Location:         JPMorganChase, NY
                      ABA No. 021-000-021

     Month End
    Book Balance             $ 124,420.94

    Trenwick Group Ltd.                                  Case No. 03-12636 (MFW)
---------------------------                                      ---------------
           Debtor                               Reporting Period: October 2003
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

=============================================================================================
                                                         Month Ended            Cumulative
REVENUES                                                 October 2003         Filing to Date
=============================================================================================
Gross Revenues                                          $          --          $    (567,222)
---------------------------------------------------------------------------------------------
Less: Returns and Allowances                                       --                     --
---------------------------------------------------------------------------------------------
Net Revenue                                             $          --          $    (567,222)
---------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------
Beginning Inventory                                                --                     --
---------------------------------------------------------------------------------------------
Add: Purchases                                                     --                     --
---------------------------------------------------------------------------------------------
Add:Cost of Labor                                                  --                     --
---------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                               --                     --
---------------------------------------------------------------------------------------------
Less: Ending Inventory                                             --                     --
---------------------------------------------------------------------------------------------
Cost of Goods Sold                                                 --                     --
---------------------------------------------------------------------------------------------
Gross Profit                                                       --               (567,222)
---------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                        --
---------------------------------------------------------------------------------------------
Advertising                                                        --                     --
---------------------------------------------------------------------------------------------
Auto and Truck Expense                                             --                 13,522
---------------------------------------------------------------------------------------------
Bad Debts                                                          --                     --
---------------------------------------------------------------------------------------------
Contributions                                                      --                     --
---------------------------------------------------------------------------------------------
Employee Benefits Programs                                     58,030                 58,030
---------------------------------------------------------------------------------------------
Insider compensation*                                              --                 68,710
---------------------------------------------------------------------------------------------
Insurance                                                       9,885                354,194
---------------------------------------------------------------------------------------------
Management Fees/Bonuses                                            --                     --
---------------------------------------------------------------------------------------------
Office Expense                                                  5,757                  7,241
---------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                     --                     --
---------------------------------------------------------------------------------------------
Repairs and Maintenance                                            --                     --
---------------------------------------------------------------------------------------------
Rent and Lease Expense                                             --                     --
---------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                          --                  8,054
---------------------------------------------------------------------------------------------
Supplies                                                        1,660                  2,027
---------------------------------------------------------------------------------------------
Taxes-Payroll                                                      --                     --
---------------------------------------------------------------------------------------------
Taxes-Real Estate                                                  --                     --
---------------------------------------------------------------------------------------------
Taxes-Other                                                     5,926                  6,730
---------------------------------------------------------------------------------------------
Travel and Entertainment                                           --                     --
---------------------------------------------------------------------------------------------
Utilities                                                          --                     --
---------------------------------------------------------------------------------------------
Other (attach schedule)                                       175,578              1,875,092
---------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                  256,836              2,393,600
---------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             1,545                  3,686
---------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses              (258,381)            (2,964,508)
---------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                                 --
---------------------------------------------------------------------------------------------
Other Income (attach schedule)                             (8,361,668)           (23,744,076)
---------------------------------------------------------------------------------------------
Interest Expense                                                   --                     --
---------------------------------------------------------------------------------------------
Other Expense (attach schedule)                               127,984             33,404,570
---------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items              (8,748,033)           (60,113,155)
---------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------
Professional Fees                                                  --                     --
---------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                        --                     --
---------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                      2,355                  2,870
---------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                  --                     --
---------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                    --                 43,834
---------------------------------------------------------------------------------------------
Total Reorganization Expenses                                   2,355                (40,964)
---------------------------------------------------------------------------------------------
Income Taxes                                                       --                     --
---------------------------------------------------------------------------------------------
Net Profit (Loss)                                       $  (8,745,678)         $ (60,154,119)
=============================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                  STATEMENT OF OPERATIONS - continuation sheet

=======================================================================================
                                                    Month Ended            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       October 2003         Filing to Date
=======================================================================================
---------------------------------------------------------------------------------------
Other Costs
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Fees                                               174,624            1,874,138
---------------------------------------------------------------------------------------
Data Processing                                              954                  954
---------------------------------------------------------------------------------------
Total Other Expenses                                     175,578            1,875,092
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Income
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                         (8,361,668)         (23,744,076)
---------------------------------------------------------------------------------------
Total Other Income                                    (8,361,668)         (23,744,076)
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Amortization Expense                                     127,984              305,511
---------------------------------------------------------------------------------------
Loss on Sale of Trenwick International, Ltd.                  --           33,099,059
---------------------------------------------------------------------------------------
Total Other Expense                                      127,984           33,404,570


---------------------------------------------------------------------------------------
Other Reorganization Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Bankruptcy Related Fees                                       --               43,834
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------

                                                                      FORM MOR-2

      Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
---------------------------                                     ----------------
            Debtor                            Reporting Period: October 31, 2003
                                                                ----------------

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF             BOOK VALUE ON
                             ASSETS                                         CURRENT REPORTING MONTH           PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                             --                          --
------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                            613,669                     655,336
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                311,687                    (591,090)
------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                          --
------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                          --
------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                         193,014                   1,088,137
------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 2,156,166                   2,200,000
------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                        --                       3,861
------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                             $     3,274,536             $     3,356,244
------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                          --
------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                          --
------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  73,467                      82,181
------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                          --
------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                            (36,707)                    (33,020)
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $        36,760             $        49,161
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                            --                          --
------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       151,567,401                 220,135,876
------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                               $   151,567,401             $   220,135,876
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $   154,878,697             $   223,541,281
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF             BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                CURRENT REPORTING MONTH           PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                              --                          --
------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                          --
------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                 --                       4,900
------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                          --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                          --
------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                             --                          --
------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                          --
------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                           7,275                          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                   $         7,275             $         4,900
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                          --
------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                          --
------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                       216,656,449                 216,896,055
------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                   $   216,656,449             $   216,896,055
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    216,663,724                 216,900,955
------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          3,675,578                   3,676,102
------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           574,730,750                 574,823,017
------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (551,923,031)               (551,923,031)
------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (60,154,118)                         --
------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        (28,114,206)                (19,935,762)
------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                          --
------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                 $   (61,785,027)            $     6,640,326
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             $   154,878,697             $   223,541,281
==============================================================================================================================

      Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
---------------------------                                     ----------------
            Debtor                            Reporting Period: October 31, 2003
                                                                ----------------

               BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------------
                                             BOOK VALUE AT END OF            BOOK VALUE ON
                ASSETS                     CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------------------
Accrued Investment Income                                    --                       3,861
--------------------------------------------------------------------------------------------
                                                $            --             $         3,861
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------
Prepaid Deposits                                         19,622                      19,622
--------------------------------------------------------------------------------------------
Investment in Subsidiaries                          148,583,682                 215,156,938
--------------------------------------------------------------------------------------------
Miscellaneous Other Assets                            2,964,096                   4,959,316
--------------------------------------------------------------------------------------------
                                                    151,567,401             $   220,135,876
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                             BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY               CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------------------
Accrued Expenses                                      1,060,121                   1,299,727
--------------------------------------------------------------------------------------------
Interest Payable                                      2,276,323                   2,276,323
--------------------------------------------------------------------------------------------
Due to Affiliates                                    94,479,224                  94,479,224
--------------------------------------------------------------------------------------------
Other Liabilities                                   118,840,781                 118,840,781
--------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                216,656,449                 216,896,055
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------
Due to Affiliates                                         7,275                          --
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------------
Deferred Compensation                                  (796,127)                 (1,125,099)
--------------------------------------------------------------------------------------------
Equity in Subsidiary                                (27,318,079)                (18,810,663)
--------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                   (28,114,206)                (19,935,762)
--------------------------------------------------------------------------------------------

In re Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
      -----------------------                                     --------------
             Debtor                             Reporting period: October 2003
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------
                                              Beginning     Amount
                                                 Tax      Withheld or                              Check. No      Ending Tax
                                              Liability     Accrued     Amount Paid    Date Paid    or EFT         Liability
==============================================================================================================================

Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding                                        --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                      --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                      --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Income                                             --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Other:                                             --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                              --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
State and Local                                                                                                         -
------------------------------------------------------------------------------------------------------------------------- ----
Withholding                                        --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Sales                                              --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Excise                                             --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Real Property                                      --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Personal Property                                  --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Other:                                             --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                            --         --             --                                        --
------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                        --         --             --                       --               --
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       --
------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

------------------------------------------------------------------------------------------------------------------------------
                                                                      Number of Days Past Due
                                                ==============================================================================
                                                Current        0-30        31-60       61-90       Over 90         Total
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                   --         7,275                                                7,275
------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                               --
------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                             --
------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                     --
------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                               --
------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                --
------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                --
------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                           --         7,275          --           --          --           7,275
------------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

   Trenwick Group Ltd.                                   Case No. 03-12636 (MFW)
-------------------------                                         --------------
        Debtor
                                                Reporting Period: October 2003
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=====================================================================          =================
Accounts Receivable Reconciliation                                                    Amount
=====================================================================          =================
Total Accounts Receivable at the beginning of the reporting period             $      261,174.28
---------------------------------------------------------------------          -----------------
+ Amounts billed during the peiod                                                      50,513.11
---------------------------------------------------------------------          -----------------
- Amounts collected during the peiod                                                          --
---------------------------------------------------------------------          -----------------
Total Accounts Receivable at the end of the reporting period                          311,687.39
---------------------------------------------------------------------          -----------------

=====================================================================          =================
Accounts Receivable Aging                                                             Amount
=====================================================================          =================
0 - 30 days old                                                                        50,513.11
---------------------------------------------------------------------          -----------------
31 - 60 days old                                                                      172,645.49
---------------------------------------------------------------------          -----------------
61 - 90 days old                                                                      742,007.19
---------------------------------------------------------------------          -----------------
91 + days old                                                                       8,696,447.98
---------------------------------------------------------------------          -----------------
Total Accounts Receivable                                                           9,661,613.77
---------------------------------------------------------------------          -----------------
Amount considered uncollectible (Bad Debt)                                         (9,349,926.38)
---------------------------------------------------------------------          -----------------
Accounts Receivable (Net)                                                             311,687.39
---------------------------------------------------------------------          -----------------

                         DEBTOR QUESTIONNAIRE

=====================================================================          =================
Must be completed each month                                                     Yes       No
=====================================================================          =================
1. Have any assets been sold or transferred outside the normal course
of business this reporting period? If yes, provide an explanation                           X
below.
---------------------------------------------------------------------          -----------------
2. Have any funds been disbursed from any account other than a debtor
in possession account this reporting period? If yes, provide and                            X
explanation below.
---------------------------------------------------------------------          -----------------
3. Have all postpetition tax returns been timely filed? If no, provide
an explanation below.                                                             X
---------------------------------------------------------------------          -----------------
4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.               X
---------------------------------------------------------------------          -----------------

                                                                      FORM MOR-5
                                                                          (9/99)